Exhibit 99.1

Montpelier Declares Second Quarter Dividends and Issues

Notice of Redemption of Series A Preferred Shares

HAMILTON, Bermuda, May 28, 2015 —(BUSINESS WIRE)— Montpelier Re Holdings Ltd. (NYSE: MRH) (the “Company” or “Montpelier”) today announced that its Board of Directors (the “Board”) has declared a quarterly dividend of $0.20 per common share (the “Common Shares”) and a quarterly dividend of $0.554688 per 8.875% Non-Cumulative Preferred Share, Series A (the “Preferred Shares”).  The Common Share dividend will be payable on June 30, 2015, to each common shareholder of record on June 16, 2015, and the Preferred Share dividend will be payable on June 29, 2015, to each preferred shareholder of record on June 15, 2015.

The Board on May 28, 2015 also delivered to the preferred shareholders a notice of redemption (the “Redemption Notice”) calling for redemption on June 29, 2015 (the “Redemption Date”) all 6,000,000 issued and outstanding Preferred Shares (NYSE: MRHPRA, CUSIP No. G621855114), as provided for in the certificate of designation governing the Preferred Shares.

The Preferred Shares will be redeemed at a redemption price of $26.00 per Preferred Share, representing an aggregate amount of $156.0 million, plus all declared and unpaid dividends, if any, to the date of the redemption (the “Redemption Price”).  The Redemption Price will not accrue interest from the Redemption Date. On and after the Redemption Date, the Preferred Shares will no longer be deemed outstanding and no further dividends will be declared on the Preferred Shares. All of the Preferred Shares are held by Cede & Co. as nominee of The Depositary Trust Company (“DTC”) and are held in book-entry form through DTC. Accordingly, the redemption of the Preferred Shares, including payment of the Redemption Price, will be completed according to DTC’s procedures.

The Redemption Notice specifying the terms, conditions and procedures for the redemption is available by contacting Computershare, the transfer agent for the Preferred Shares, by mail at 250 Royall Street, Canton, MA 02021, attention: Corporate Actions, or by telephone at 1-877-282-1168.  Questions regarding the redemption of the Preferred Shares, may be directed to Computershare.

This press release does not constitute a notice of redemption under the certificate of designation governing the Preferred Shares and is qualified in its entirety by reference to the Redemption Notice issued by the Company.

About Montpelier

Montpelier, through its operating subsidiaries, is a premier provider of global property and casualty reinsurance and insurance products. Additional information can be found in the Company’s public filings with the Securities and Exchange Commission.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the United States federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside the Company’s control. See “Risk Factors” contained in our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2014, as filed with the Securities and Exchange Commission, for specific important factors that could cause actual results to differ materially from those contained in forward- looking statements. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar meaning generally involve forward-looking statements.

Important events and uncertainties that could cause our results, or future dividends on, or repurchases of, common shares or preferred shares to change include, but are not limited to: market conditions affecting the prices of our common shares or preferred shares; the possibility of severe or unanticipated losses from natural or man-made catastrophes, including those that may result from changes in climate conditions, including, but not limited to, global temperatures and expected sea levels; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to effectively execute the business plans of the Company, its subsidiaries and any new ventures that it may enter into; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty insurance and reinsurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management processes, which are subject to, among other things, industry loss estimates and estimates generated by modeling techniques; the accuracy of written premium estimates reported by cedants and brokers on pro-rata contracts and certain excess-of-loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, including our dependency on the loss information we receive from cedants and brokers; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and the impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in our industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the Company and the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our operating subsidiaries; and the impact of foreign currency and interest rate fluctuations.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

Additional Information and Where to Find It

The proposed merger of Montpelier with a subsidiary of Endurance Specialty Holdings Ltd. (“Endurance”) will be submitted to common shareholders of Montpelier for their consideration.  The issuance of Endurance ordinary shares to Montpelier shareholders in the merger will be submitted to ordinary shareholders of Endurance for their consideration.  This communication is not a solicitation of any vote or approval and is not a substitute for the joint proxy statement/prospectus or any other documents which Endurance or Montpelier may send to their respective shareholders in connection with the merger.  Investors and security holders are urged to read all relevant documents filed with the SEC, including the joint proxy statement/prospectus on Schedule 14A filed by Montpelier with the SEC on May 26, 2015 and any supplement or amendment thereto that may be filed, and any other relevant document that may be filed, with the SEC because they will contain important information about the proposed transaction.  Investors and security holders will be able to obtain copies of such documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov, or free from Montpelier by contacting Laura Newhook at (441) 278-5067 or laura.newhook@montpelierre.bm. Montpelier expects to commence mailing the joint proxy statement/prospectus to its shareholders on or about May 28, 2015.

This communication does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  No offering of securities shall be made except by means of a joint proxy statement/prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in Solicitation

Montpelier and Endurance and their directors and executive officers are deemed to be participants in any solicitation of Montpelier and Endurance shareholders in connection with the proposed merger.  Information about Montpelier’s directors and executive officers is available in its Amendment No. 1 on Form 10-K/A filed on March 31, 2015, amending Montpelier’s Annual Report on Form 10-K, filed on February 25, 2015. Information about Endurance’s directors and executive officers is available in Endurance’s definitive proxy statement, dated April 9, 2015, for its 2015 Annual General Meeting of shareholders.

Contacts:

Montpelier Re Holdings Ltd.

Investors:
Laura Newhook, 1-441-278-5067
Manager, Marketing and Investor Relations

Media:
Ruth Pachman, 1-212-521-4891
Kekst and Company